© 2025 ANI Pharmaceuticals, Inc. 1 Corporate Presentation September 2025

© 2025 ANI Pharmaceuticals, Inc. 2 Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Act, and Section 21E of the Securities Exchange Act of 1934, as amended. The guidance included herein is from or supplemental to the Company’s press release and related earnings call on August 8, 2025. The Company is neither reconfirming this guidance as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but are not always, made through the use of words or phrases such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or the negative of these words or other comparable terminology. Accordingly, these statements involve estimates, assumptions and uncertainties which could cause actual results to differ materially from those expressed in them. These statements may include, but are not limited to, statements concerning the following: the ability of our approved products, including Cortrophin Gel, ILUVIEN and YUTIQ, to achieve commercialization at levels of market acceptance that will continue to allow us to achieve continued profitability; our ability to complete or achieve any, or all of the intended benefits of acquisitions and investments, including the acquisition of Alimera, in a timely manner or at all; the limitation of our cash flow as a result of the indebtedness and liabilities incurred from the acquisition of Alimera; the risks that our acquisitions and investments, including the acquisition of Alimera, could disrupt our business and harm our financial position and operating results; delays and disruptions in production of our approved products, increased costs and potential loss of revenues if we need to change suppliers due to the limited number of suppliers for our raw materials, active pharmaceutical ingredients, expedients, and other materials; delays and disruptions in production of our approved products as a result of our reliance on single source third party contract manufacturing supply for certain of our key products, including Cortrophin Gel, ILUVIEN and YUTIQ; delays or failure in obtaining and maintaining approvals by the FDA of the products we sell; changes in policy or actions that may be taken by the FDA, United States Drug Enforcement Administration and other regulatory agencies, and the focus of the current U.S. presidential administration, including among other things, drug recalls, regulatory approvals, facility inspections and potential enforcement actions; risks that we may face with respect to importing raw materials and delays in delivery of raw materials and other ingredients and supplies necessary for the manufacture of our products from both domestic and overseas sources due to supply chain disruptions or for any other reason, including increased costs due to tariffs; the ability of our manufacturing partners to meet our product demands and timelines; the impact of changes or fluctuations in exchange rates; our ability to develop, license or acquire, and commercialize new products; our obligations in agreements under which we license, develop or commercialize rights to products or technology from third parties and our ability to maintain such licenses; the level of competition we face and the legal, regulatory and/or legislative strategies employed by our competitors to prevent or delay competition from generic alternatives to branded products; our ability to protect our intellectual property rights; the impact of legislative or regulatory reform on the pricing for pharmaceutical products; the impact of any litigation to which we are, or may become, a party; our ability, and that of our suppliers, development partners, and manufacturing partners, to comply with laws, regulations and standards that govern or affect the pharmaceutical and biotechnology industries; our ability to maintain the services of our key executives and other personnel; the potential impact of new U.S. tax legislation on our business, including the One Big Beautiful Bill Act; and general business and economic conditions, such as inflationary pressures, geopolitical conditions including but not limited to the conflict between Russia and the Ukraine, the conflict in the Middle East, conflicts related to the attacks on cargo ships in the Red Sea, and the effects and duration of outbreaks of public health emergencies, and other risks and uncertainties that are described in ANI’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other periodic reports filed with the Securities and Exchange Commission. You should not rely upon forward- looking statements as predictions of future events. Such statements are based on management’s expectations as of the date of this presentation and involve many risks and uncertainties that could cause our actual results, events or circumstances to differ materially from those expressed or implied in our forward-looking statements. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make. More detailed information on these and additional factors that could affect the Company’s actual results are described in the Company’s filings with the Securities and Exchange Commission (SEC), including its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as other filings with the SEC. All forward-looking statements in this presentation speak only as of the date of this presentation and are based on the Company’s current beliefs, assumptions, and expectations. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

© 2025 ANI Pharmaceuticals, Inc. 3 Presentation of financial information Non-GAAP Financial Measures Adjusted non-GAAP EBITDA ANI’s management considers adjusted non-GAAP EBITDA to be an important financial indicator of ANI’s operating performance, providing investors and analysts with a useful measure of operating results unaffected by non-cash stock- based compensation and differences in capital structures, tax structures, capital investment cycles, ages of related assets, and compensation structures among otherwise comparable companies. Management uses adjusted non-GAAP EBITDA when analyzing Company performance. Adjusted non-GAAP EBITDA is defined as net (loss) income, excluding tax provision or benefit, interest expense, net, other expense, net, loss on extinguishment of debt, depreciation and amortization expense, non-cash stock-based compensation expense, M&A transaction and integration expenses, contingent consideration fair value adjustments, unrealized gain on our investment in equity securities, gain on sale of the former Oakville, Ontario manufacturing site, litigation expenses related to certain matters, amortization of certain purchase price adjustments, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Adjusted non-GAAP EBITDA should be considered in addition to, but not in lieu of, net income or loss reported under GAAP. A reconciliation of adjusted non-GAAP EBITDA to the most directly comparable GAAP financial measure is provided below. ANI is not providing a reconciliation for the forward-looking full year 2025 adjusted EBITDA guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation, including “with” and “without” tax provision information. As such, ANI’s management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results. Adjusted non-GAAP Diluted Earnings per Share ANI’s management considers adjusted non-GAAP diluted earnings per share to be an important financial indicator of ANI’s operating performance, providing investors and analysts with a useful measure of operating results unaffected by the non-cash stock-based compensation, non-cash interest expense, depreciation and amortization, M&A transaction and integration expenses, contingent consideration fair value adjustment, unrealized gain on our investment in equity securities, gain on sale of the former Oakville, Ontario manufacturing site, litigation expenses related to certain matters, loss on extinguishment of debt, amortization of certain purchase price adjustments, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Management uses adjusted non-GAAP diluted earnings per share when analyzing Company performance. Adjusted non-GAAP diluted earnings per share is defined as adjusted non-GAAP net income, as defined above, divided by the diluted weighted average shares outstanding during the period. Management will continually analyze this metric and may include additional adjustments in the calculation in order to provide further understanding of ANI’s results. Adjusted non-GAAP diluted earnings per share should be considered in addition to, but not in lieu of, diluted earnings (loss) per share reported under GAAP. A reconciliation of adjusted non-GAAP diluted earnings per share to the most directly comparable GAAP financial measure is provided below. ANI is not providing a reconciliation for the forward-looking full year 2025 adjusted diluted earnings per share guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation, including “with” and “without” tax provision information. As such, ANI’s management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results.

ANI Pharmaceuticals: Rare Disease and Generics drive robust, profitable growth as we fulfill our purpose of Serving Patients, Improving Lives

Pharmaceuticals, Inc.

Serving Patients, Improving Lives.

Key Growth Drivers

Purified Cortrophin Gel repository corticotropin injection USP 80 U/mL

ILUVIEN (fluocinolone acetonide intravitreal implant) 0.19mg

YUTIQ (fluocinolone acetonide intravitreal implant) 0.18 mg

Rare Disease business with **two** growing and durable commercial assets: **Purified Cortrophin Gel and ILUVIEN[1].** Portfolio expansion through M&A and in-licensing.

Generics with superior R&D capabilities driving new product launches; operational excellence

Brands with unique commercial capability, high margins and strong cash flow generation

Financial Strength

$818-843M
2025 Estimated net revenue[2]

33-37%
Year-over-year net revenue growth[2]

$213-223M
2025 Adjusted Non-GAAP EBITDA[2][3]

$218M
Cash[4]

2.2x
Net Leverage[5]

1. ANI received FDA approval to add the NIU-PS indication to ILUVIEN in the U.S. and transitioned commercialization efforts for ILUVIEN and YUTIQ to one brand, ILUVIEN, in the U.S. in June 2025.
2. Based on 2025 financial guidance issued by the Company on August 8, 2025.
3. Adjusted Non-GAAP EBITDA is a Non-GAAP financial measure.
4. As of June 30, 2025
5. Based upon trailing twelve-month non-GAAP EBITDA as of June 30, 2025

Pharmaceuticals, Inc.
© 2025 ANI Pharmaceuticals, Inc.
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© 2025 ANI Pharmaceuticals, Inc. 5 Well-positioned to continue driving strong growth in 2025 Adjusted Non-GAAP EBITDA ($ millions)(1),(3) 1. Based on 2025 financial guidance issued by the Company on August 8, 2025. 2. CAGR calculated using 2022-2025E utilizing mid-point of full year 2025 guidance. 3. Adjusted Non-GAAP EBITDA is a Non-GAAP financial measure. Multi-year growth trajectory driven by: • Lead Rare Disease asset Cortrophin Gel expected to reach ~$326M(1) of sales in the fourth year of launch • Expanded Rare Disease franchise with the acquisition of Alimera in Q3 2024 • Organic generic revenue growth on strength of R&D productivity; retained #2 in Competitive Generic Therapy (CGT) approvals Total Company Net Revenues ($ millions)(1) $316 $487 2022 2023 2025 E $818-$843 ~38% CAGR(2) $56 $134 $156 2022 2023 2024 2025 E $213-$223~57% CAGR(2) 2024 $614

© 2025 ANI Pharmaceuticals, Inc. 6 Q2 Adj. Non- GAAP EBITDA(1) $54M 63% YoY Delivered record results in Q2 2025 setting strong foundation for full year Q2 Total Revenues $211M 53% YoY Q2 Cortrophin Gel Revenues $82M 66% YoY Q2 Rare Disease & Brand Revenues $117M 98% YoY 1. Adjusted non-GAAP EBITDA and Adjusted Diluted non-GAAP EPS are non-GAAP financial measures. Highlights • Lead Rare Disease asset Cortrophin Gel delivered exceptional sequential and year-over-year growth • Record new patient starts and new cases initiated • Growth across therapeutic areas, and across new and existing prescribers • Very strong demand for pre-filled syringe launch • Revenue synergies in Ophthalmology with ~33% sequential quarterly volume growth • ILUVIEN and YUTIQ revenues in line with expectations; lack of Medicare patient support funding persisted • Announced New Day study results and added NIU-PS indication to ILUVIEN label • Generic revenues reached new record on superior new product launch execution, operational excellence, and U.S. based manufacturing Q2 ILUVIEN & YUTIQ Revenues $22M Q2 Adj. Diluted Non- GAAP EPS(1) $1.80 76% YoY

© 2025 ANI Pharmaceuticals, Inc. 7 Over 90% of ANI’s revenues come from finished goods manufactured in the U.S.; only ~5% revenues have a direct reliance on China United States 93% Europe 2% India 2% Others 3% Growth vs Prev. Year - 25%United States 48% Europe 26% India 18% China 5% Others 3% ~95% of Revenues from products sold in the U.S. Finished Goods (FG) by Country of Origin API by Country of Origin % of Revenues % of Revenues NOTE: Statistics on this slide based upon internal analysis utilizing estimated / projected full year 2025 Revenue, procurement, manufacturing and other data as prepared June 2025

U.S.-based manufacturing footprint with strong GMP track record



	 **Baudette, MN** *130k sf*	 **Baudette, MN** *Containment Facility - 47k sf*	 **East Windsor, NJ** *120k sf*
Facility Overview and Capabilities	• Manufacturing, packaging, warehouse • Schedule CII vault & CIII cage space • Lab space - R&D/analytical testing • Solutions, suspensions, topicals, tablets, capsules, and powder for suspension • DEA-licensed for Schedule II controlled substances	• Manufacturing, packaging, warehouse • Low-humidity suite for moisture-sensitive compounds • Fully-contained high potency facility for hormone, steroid, and oncolytic products • DEA Schedule III capability	• 100K ft^2 of manufacturing, packaging, lab, warehouse, and administrative space • 20K ft^2 expansion added 15 new manufacturing suites and new QC lab • Solid oral tablets and capsules, liquid suspensions and solutions, powder for oral suspension, controlled substances as well as containment & nano-milling • API development & low volume production
Annual Capacity	• Solid Dose ~2.5BN doses • Liquid Unit ~23MM doses • Liquids ~20MM bottles • Powder ~4MM bottles	• Tablets ~2.5BN doses • Capsules ~150MM doses • Blisters ~ 45MM doses	• Tablets & Capsules ~3.0BN doses • Packaged Units ~20MM units • Liquids ~10MM bottles • Powder ~ 2MM bottles ; Semi Solids
GMP	*Five FDA inspections since 2013* **Latest FDA inspection – December 2024** **Current site status: VAI**	*Seven DEA inspections since 2013* **Latest DEA inspection – August 2023** **Current site status: VAI**	*Seven FDA inspections since 2017, Four DEA inspections since 2016* **Latest FDA inspection – January 2024** **Current site status: NAI status (zero 483s)**

ani Pharmaceuticals, Inc.

© 2025 ANI Pharmaceuticals, Inc.

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© 2025 ANI Pharmaceuticals, Inc. 9 Full year 2025 guidance 1. Adjusted Non-GAAP EBITDA and Adjusted Non-GAAP Diluted EPS are Non-GAAP financial measures. 2. Not meaningful percentage due to comparison of only a partial year of ILUVIEN and YUTIQ Net Revenue in 2024. 3. Based on 2025 financial guidance issued by the Company on August 8, 2025. Metric ($ millions, except EPS) Full Year 2025 Guidance(3) Previous 2025 Guidance 2024 Actual Year-over-Year Growth Net Revenue (Total Company) $818 - $843 $768 - $793 $614 33 - 37% Cortrophin Gel Net Revenue $322 - $329 $265 - $274 $198 63 - 66% ILUVIEN and YUTIQ Net Revenue $87 - $93 $97 - $103 $32 N/M(2) Adjusted Non-GAAP EBITDA(1) $213 - $223 $195 - $205 $156 37 - 43% Adjusted Non-GAAP Diluted EPS(1) $6.98 - $7.35 $6.27 - $6.62 $5.20 34 - 41%

© 2025 ANI Pharmaceuticals, Inc. 10 Rare Disease expected to continue as primary driver of growth and to account for ~57% of 2025 H2 revenues Rare Disease Net Revenues ($ millions) $198 $32 1. Based on 2025 financial guidance issued by the Company on August 8, 2025. 2. 2022-25 CAGR is based on the midpoint of 2025 guidance issued on August 8, 2025. $322-$329 +115%(2) ILUVIEN & YUTIQ Cortrophin Gel 2022 2023 2024 2025E(1) ILUVIEN & YUTIQ Cortrophin Gel $230 $409-$422 $42 $112 $87-$93

© 2025 ANI Pharmaceuticals, Inc. 11 Rare Disease portfolio focuses on patients underserved by other therapies RARE DISEASE(1) UNDERSERVED PATIENTS: HIGH PREVALENCE DISEASE Idiopathic Nephrotic Syndrome Sarcoidosis Systemic Dermatomyositis (Polymyositis) Rheumatoid Arthritis Multiple Sclerosis Acute Gouty Arthritis Systemic Lupus Erythematosus Psoriatic Arthritis Keratitis Chronic Non-Infectious Uveitis Affecting Posterior Segment(2) Diabetic Macular Edema 1. Based on the US FDA considered definition of rare disease – disorders affecting <200,000 persons, translating to a prevalence of 58.5 per 100,000 at current time. 2. ANI continues to keep the NDA for YUTIQ active and support use of inventory in the channel for NIU-PS.

© 2025 ANI Pharmaceuticals, Inc. 12 ANI Rare Disease markets two high-growth, durable therapeutics with multiple indications U.S. Indications FDA-approved ACTH treatment option with 22 indications for patients suffering from specific chronic autoimmune and inflammatory conditions, including multiple sclerosis, rheumatoid arthritis, excess urinary protein due to nephrotic syndrome, acute gouty arthritis flares, and acute and chronic allergic and inflammatory processes involving the eye and its adnexa. Indicated for the treatment of: • diabetic macular edema (DME) in patients who have been previously treated with a course of corticosteroids and did not have a clinically significant rise in intraocular pressure and • chronic non-infectious uveitis affecting the posterior segment of the eye (NIU-PS).(1) Ex-U.S. Indications N/A For DME and NIU-PS in the Middle East, and 17 European countries U.S. Approval Date November 2021 sNDA September 2014 (DME) March 2025 (NIU-PS) 1. ANI received FDA approval to add the NIU-PS indication to ILUVIEN in the U.S. and transitioned commercialization efforts for ILUVIEN and YUTIQ to one brand, ILUVIEN, in the U.S. in June 2025.

Cortrophin Gel: Primary growth engine for ANI Rare Disease

Purified Cortrophin® Gel
repository corticotropin injection USP 80U/mL


Purified Cortrophin® Gel
Purified Cortrophin® Gel

5 ml vial

1 ml vial



Pre-Filled Syringe

- Cortrophin Gel is purified corticotropin (ACTH), a treatment option for patients struggling with certain chronic autoimmune disorders
- Approved for multiple indications; initially launched into therapeutic areas of neurology, nephrology and rheumatology; subsequently expanded into ophthalmology and pulmonology
- Potential for strong multi-year growth as key indications are significantly underpenetrated
- Long-term sustainability driven by high barriers to generic entry and limited competition (only one other ACTH product on the market for multiple decades)
- Estimated $600M ACTH market at launch in 2022; market grew to ~$684M in 2024 and is estimated to reach ~$933M[(1)] in 2025
- Launched multiple presentations: 5 ml vial (January 2022), 1 ml vial (October 2023) and Pre-Filled Syringe (April 2025) to enhance patient and HCP convenience

1. Full year 2025 Cortrophin Gel net revenues based on midrange of full year 2025 guidance. In 2025, MNK expects growth in the 20%-30% range on $486M of 2024 revenue for Acthar Gel, per its second quarter 2025 earnings release (August 6, 2025).

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© 2025 ANI Pharmaceuticals, Inc.
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© 2025 ANI Pharmaceuticals, Inc. 14 • Following launch of Cortrophin Gel in 2022, the ACTH class stabilized and returned to double-digit growth in 2024 • ACTH market grew 27% in 2024 on a dollar basis and is projected to grow >39% in 2025 • Strong multi-year growth potential with number of patients on ACTH therapy today substantially lower than several years ago and key indications significantly underpenetrated • About half of Cortrophin Gel prescribers were naïve to ACTH ACTH market returned to growth following the launch of Cortrophin Gel 2017 2018 2019 2020 2021 2022 2023 2024 2025(1) $1,195 $1,110 $953 $768 $594 $558 $537 $684 $933 Acthar Gel Purified Cortrophin® Gel ACTH Market Sales ($ millions) 1. Full year 2025 Cortrophin Gel net revenues based on midrange of full year 2025 guidance. In 2025, MNK expects growth in the 20%-30% range on $486M of 2024 revenue for Acthar Gel, per its second quarter 2025 earnings release (August 6, 2025). -19% -23% -6% -4% +27%YoY Growth -14%-7% +39%

Cortrophin Gel: Successful launch and robust underlying demand; further strengthening the franchise to support a strong multi-year growth journey

Growth in specialties targeted at launch

- Continued strong growth across initially targeted specialties; **neurology, rheumatology, and nephrology**
- Prescribing momentum across existing and new prescribers
- Increasing momentum in Q2 2025 as expanded sales team gained traction

Gaining traction in newer therapeutic areas

- Expanded **Ophthalmology** sales team to 46; capturing revenue synergies as Cortrophin ophthalmology volume grew ~33% Q/Q in Q2 2025
- **Acute gouty arthritis** flares indication has grown to ~18% of Cortrophin Gel use; only approved ACTH therapy for this indication
- Focused smaller **pulmonology sales team** yielding positive results

Continuing to strengthen the franchise

- **Investing in research** to provide additional support for the use of Cortrophin Gel
- Initiating Phase 4 clinical trial for acute gouty arthritis flares
- Launched **Pre-Filled Syringe** in April 2025 and seen very strong demand
- Exploring other ideas to enhance the convenience for patients and providers
- Investing in **high ROI** commercial efforts to **drive growth** across all specialties

Cortrophin Gel Net Revenues ($ millions)(2)



+98%
CAGR
$42
$112
$198
$322-$329
2022
2023
2024
2025E

1. Based on 2025 financial guidance issued by the Company on August 8, 2025.

© 2025 ANI Pharmaceuticals, Inc.

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Cortrophin Gel has strong multi-year growth potential with addressable patient populations across indications significantly under-penetrated

Addressable Patient Populations*

Acute Gout Flares	Multiple Sclerosis Exacerbations	Rheumatoid Arthritis	Sarcoidosis	Nephrotic Syndrome
Diagnosed ~9,900,000[1]	Diagnosed ~750,000[5]	Diagnosed ~1,600,000[9]	Diagnosed ~175,000[13-15]	Diagnosed ~35,000[20]
~36% receive treatment annually[2]	1-2.2 average exacerbations per year[6,7]	17-25% experience a flare annually[10,11]	25-42.5% of patients are treated[13,16]	12.5% – 20% of patients do not respond to a steroid[21,22]
1.5 – 2 average flares per year[3]	25% of patients do not respond to a steroid[8]	Up to 30% of patients do not respond to a steroid[12]	10-25% of patients require a second line therapy[17-19]	
~8% receive an injectable flare treatment[4]				
~500,000 addressable annual flares (~285,000 patients)	**~300,000** addressable annual exacerbations (~187,500 patients)	**~100,000** addressable annual flares (~480,000 patients)	**~10,000** addressable patients	**~6,000** addressable patients

© 2025 ANI Pharmaceuticals, Inc.

* All references provided in appendix. Addressable patient populations shared for select indications.

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ILUVIEN and YUTIQ are durable (~36 months) ocular therapies

- Provide 36-months of continuous therapy via CONTINUOUS MICRODOSING™ of fluocinolone acetonide (FAc) in patients with retinal disease
- Designed to deliver daily sub-microgram levels of FAc for up to three years from a single injection
- FAc is a corticosteroid for inflammation in the retina
- Strong global clinical evidence demonstrated in:
  - **Diabetic Macular Edema** (DME): Chronic disease that is the leading cause of vision loss in diabetic patients; ~4% of diabetic patients develop clinically significant macular edema
  - **Chronic non-infectious uveitis affecting the posterior segment (NIU-PS)** is inflammation of the eye that can lead to pain, visual impairment, and vision loss



Designed to deliver FAc for 36 months
Non-permeable cap
Permeable membrane of polyvinyl alcohol
Nonbioerodable tube of polyimide
0.37 mm diameter
Internal matrix containing 0.19 mg of fluocinolone acetonide
3.5 mm length

© 2025 ANI Pharmaceuticals, Inc.

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© 2025 ANI Pharmaceuticals, Inc. 18 ILUVIEN label expansion enhances supply security and operational efficiency ANI began marketing ILUVIEN in the U.S. under the combined label in June, 2025 ILUVIEN is now approved for the treatment of chronic NIU-PS in addition to diabetic macular edema (DME) Operational Efficiency Simplifies the manufacturing process and reduces complexity by focusing on a single product, ILUVIEN, which already has a broader approval outside the U.S. Supply Chain Security Extended partnership with Siegfried and capacity expansion ensures a stable and secure supply chain for both products. Siegfried has been CDMO for over 10 years Market Strategy Transition to a single product allows for streamlined marketing and sales efforts, enhancing brand recognition and simplifying communication with healthcare providers Customer Value Simplifies ordering and processes for healthcare providers, offering a single injector for both indications, adding value to customers and the retina community Growth trajectory Positions the franchise for strong multiyear growth by enhancing supply security and operational efficiency

The most underserved patient group within DME represents more than 50,000 patients in the U.S. alone

DME epidemiology model flow – inputs informed by ANI's market research

Diagnosed DME population: ~3% = *~900,000 patients*

Treated DME population: ~50% = *~450,000 patients*

Patients receiving 2+ anti-VEGFs: 57% = *~260,000 patients*

Suboptimal response to anti-VEGFs: 29% = *~75,000 patients*

Positive steroid trial (i.e., low IOP risk): ~70% = *~53,000 patients*

>50,000 patients in the U.S. are not well served by anti-VEGF therapy

Significant room for ILUVIEN growth - <5,000 patient starts annually for DME in the U.S.

ani Pharmaceuticals, Inc.

© 2025 ANI Pharmaceuticals, Inc.

Source: Ophthalmologists survey, n = 64

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© 2025 ANI Pharmaceuticals, Inc. 20 Overview of Uveitis and opportunity Uveitis epidemiology model flow – inputs informed by ANI’s market research Total diagnosed NIU-PS population = ~206,000 patients Treated NIU-PS population: ~40-55% = ~78,000 – 112,000 patients Significant room for ILUVIEN NIU-PS indication growth - <5,000 patient starts annually for NIU-PS in the U.S. >75,000 patients in the U.S. are candidates for treatment, and steroids are the standard of care

© 2025 ANI Pharmaceuticals, Inc. 21 International accounts for ~30%+ of ILUVIEN revenues Direct commercial operations in: High-quality partnerships cover an additional 18 territories in Europe, the Middle East, and Asia Germany United Kingdom Portugal Ireland

NEW DAY study results shared across national and international conferences

ILUVIEN® (fluocinolone acetonide intravitreal implant) 0.19mg → NEW DAY STUDY

Announced New Day Study Results Jul 2025

Jul 2025	Sep 2025	Oct 2025	Jan 2026
American Society of Retina Specialists (ASRS)	**EU RETINA**	**American Academy of Ophthalmology (AAO)**	**Hawaiian Eye**
Dr. Michael Singer, Presentation on Demand	*Dr. Wykoff, Spotlight Oral Presentation*	*Dr. Gonzalez, Podium Presentation*	*Dr. Gonzalez, Podium Presentation*

YUTIQ® 0.18 mg (fluocinolone acetonide intravitreal implant) 0.18 mg → **SYNCHRONICITY**

Multicenter, open label study investigates YUTIQ across 110 patients with **chronic NIU-PS**

Topline data readout expected in Q1 2026

ani Pharmaceuticals, Inc.
© 2025 ANI Pharmaceuticals, Inc.
1. Results of Synchronicity clinical trial will be applicable to ILUVIEN.
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Strong R&D capabilities and operational excellence driving growth in Generics

Robust pipeline and new product launch execution

- Launched seven new products so far in 2025[1], on track to deliver on several new launches through the rest of the year
- Second quarter 2025 Generics revenue, up 22% Y/Y, driven by strong new product launch execution

Strong operational backbone and U.S.-based manufacturing footprint

- Supplied over 2.3 billion doses[2] of therapeutics to patients in need in last 12 months
- Strong GMP track record with all sites currently in VAI or NAI status

Focus on cost excellence

- Systematic and relentless approach to reducing raw materials and finished goods costs
- Lean and entrepreneurial mentality toward all corporate spend


Generics Net Revenues
($ millions)
$74
$78
$99
$90
Q3 2024
Q4 2024
Q1 2025
Q2 2025

Expected to deliver mid double-digit growth in 2025

1. As of August 2025.
2. Per IQVIA NSP Sales data - MAT Jul 2025 data.

© 2025 ANI Pharmaceuticals, Inc.

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Investment summary

Strategic focus on strong and growing Rare Disease business

- Expected to represent approximately half of 2025 revenues and be largest driver of future growth
- Cortrophin Gel 2025 revenue forecast at $326M(1) and is on a strong multi-year growth trajectory
- ILUVIEN added second durable franchise(2) to platform and Cortrophin Gel revenue synergies

Robust foundational Generics business delivering mid-teen year over year growth in 2025

- Highly-seasoned R&D, manufacturing and commercial infrastructure delivering value to customers
- Well-diversified portfolio with over 120 product families
- Reliable US-based manufacturing with strong GMP track record; over 2.3(3) billion doses filled annually

Financial Strength

- $218M(4) cash and cash equivalents; forward looking net leverage of 1.9x(4)
- Projected 2025 (5) :
  - Revenues of $818-843M representing 33-37% year-over-year growth
  - Adjusted non-GAAP EBITDA of $213-223M
  - Adjusted non-GAAP diluted EPS of $6.98-$7.35

2025 Priorities

- Expand adoption of Cortrophin Gel in targeted specialties and grow the ACTH category
- Address factors impacting ILUVIEN U.S. sales and capture opportunities in DME and NIU-PS
- Sustain momentum in Generics to deliver mid double-digit growth
- Explore further expansion in Rare Disease through M&A

1. Mid-point of 2025 financial guidance. issued by the Company on August 8, 2025.
2. ANI received FDA approval to add the NIU-PS indication to ILUVIEN in the U.S. and transitioned commercialization efforts for ILUVIEN and YUTIQ to one brand, ILUVIEN, in the U.S. in June 2025.
3. Per IQVIA NSP Sales data - MAT Jul 2025 data.
4. Cash and Net leverage as of June 30, 2025, utilizing mid-point of forward Adjusted Non-GAAP EBITDA guidance of $218 million as issued on August 8, 2025..
5. Based on 2025 financial guidance issued by the Company on August 8, 2025.

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© 2025 ANI Pharmaceuticals, Inc.
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© 2025 ANI Pharmaceuticals, Inc. 25 Appendix

© 2025 ANI Pharmaceuticals, Inc. 26 Adjusted non-GAAP EBITDA calculation and US GAAP to non-GAAP reconciliation Three months ended June 30, Three months ended March 31, Twelve months ended December 31, ($ in thousands, except per share amounts) 2025 2025 2024 Net Income (Loss) $8,549 $15,681 $(18,522) Add/(Subtract): Interest expense, net 5,438 5,484 17,602 Other (income) expense, net (1,739) (198) 4,033 Loss on extinguishment of debt ― ― 7,468 Provision (Benefit) for income taxes 1,976 4,306 (3,690) Depreciation and amortization 23,381 22,891 67,731 Contingent consideration fair value adjustment 1,277 (12,092) (619) Unrealized (gain) loss on investment in equity securities (332) 921 (6,307) Intangible asset impairment charge ― ― 7,600 Gain on sale of building ― ― (5,347) Stock-based compensation 9,603 8,868 29,344 M&A transaction expenses 823 1,793 20,163 Litigation expenses 5,201 2,990 6,395 Inventory step-up amortization ― ― 13,599 Severance ― 105 6,365 Equity payout ― ― 10,190 Adjusted non-GAAP EBITDA $54,077 $50,749 $156,005

© 2025 ANI Pharmaceuticals, Inc. 27 Adjusted non-GAAP diluted earnings per share calculation and US GAAP to non- GAAP reconciliation Three months ended June 30, Three months ended March 31, Twelve months ended December 31, ($ in thousands, except per share amounts) 2025 2025 2024 Net Income (Loss) Available to Common Shareholders $8,142 $15,275 $(20,147) Add/(Subtract): Non-cash interest expense 252 259 149 Depreciation and amortization 23,281 22,891 67,731 Contingent consideration fair value adjustment 1,277 (12,092) (619) Gain on sale of building ― ― (5,347) Unrealized (gain) loss on investment in equity securities (332) 921 (6,307) Intangible asset impairment charge ― ― 7,600 Stock-based compensation 9,603 8,868 29,344 M&A transaction expenses 823 1,793 20,163 Litigation expenses 5,201 2,990 6,395 Inventory step-up amortization ― ― 13,599 Severance ― 105 6,365 Equity payout ― ― 10,190 Loss on extinguishment of debt ― ― 7,468 Other (income) expense, net (1,773) (236) 3,869 Less: Estimated tax impact of adjustments (9,966) (6,630) (38,154) Adjusted non-GAAP Net Income Available to Common Shareholders (1) $36,508 $34,144 $102,299 Diluted Weighted-Average Shares Outstanding 20,308 20,046 19,318 Adjusted Diluted Weighted-Average Shares Outstanding 20,308 20,046 19,668 Adjusted Non-GAAP Diluted Earnings per Share $1.80 $1.70 $5.20 1. Adjusted non-GAAP Net Income Available to Common Shareholders excludes undistributed earnings to participating securities.

© 2025 ANI Pharmaceuticals, Inc. 28 References for Cortrophin Gel Addressable Patient Population Gout 1. Singh G, Lingala B, Mithal A. Gout and hyperuricaemia in the USA: prevalence and trends. Rheumatology (Oxford). 2019 Dec 1;58(12):2177-2180. doi: 10.1093/rheumatology/kez196. PMID: 31168609 2. Thorpe K. Partnership to fight chronic disease. May 21, 2018 3. Singh JA, Morlock A, Morlock R. Gout Flare Burden in the United States: A Multiyear Cross‐Sectional Survey Study. ACR Open Rheumatology. 2025 Jan;7(1):e11759, ANI claims data analysis (data on file), Proudman C, et al. Arthritis Res Ther. 2019;21:132. 4. Based on ANI claims analysis Multiple Sclerosis 5. Hittle M, Culpepper WJ, Langer-Gould A, Marrie RA, Cutter GR, Kaye WE, Wagner L, Topol B, LaRocca NG, Nelson LM, Wallin MT. Population-based estimates for the prevalence of multiple sclerosis in the United States by race, ethnicity, age, sex, and geographic region. JAMA neurology. 2023 Jul 1;80(7):693-701. 6. Nazareth TA, Rava AR, Polyakov JL, Banfe EN, Waltrip II RW, Zerkowski KB, Herbert LB. Relapse prevalence, symptoms, and health care engagement: patient insights from the Multiple Sclerosis in America 2017 survey. Multiple sclerosis and related disorders. 2018 Nov 1;26:219-34. 7. Oleen-Burkey M, Castelli-Haley J, Lage MJ, Johnson KP. Burden of a multiple sclerosis relapse: the patient’s perspective. The Patient-Patient-Centered Outcomes Research. 2012 Mar;5(1):57-69. 8. Wynn D, Goldstick L, Bauer W, Zhao E, Tarau E, Cohen JA, Robertson D, Miller A. Results from a multicenter, randomized, double‐blind, placebo‐controlled study of repository corticotropin injection for multiple sclerosis relapse that did not adequately respond to corticosteroids. CNS Neuroscience & Therapeutics. 2022 Mar;28(3):364-71. Rheumatoid Arthritis 9. Evaluate Pharma, Evaluate Epi USA Population Insight 10. Bachman K. et al. J Rheumatol. 2018;45(11):1515-1521 11. Oh YJ, Moon KW. Predictors of flares in patients with rheumatoid arthritis who exhibit low disease activity: A nationwide cohort study. Journal of Clinical Medicine. 2020 Oct 7;9(10):3219. 12. Chikanza IC, Kozaci DL. Corticosteroid resistance in rheumatoid arthritis: molecular and cellular perspectives. Rheumatology. 2004 Nov 1;43(11):1337-45. Sarcoidosis 13. Baughman RP, et al. Ann Am Thorac Soc. 2016;13(8):1244-1252 14. Gerke AK, Judson MA, Cozier YC, Culver DA, Koth LL. Disease burden and variability in sarcoidosis. Annals of the American Thoracic Society. 2017 Dec;14(Supplement 6):S421-8. 15. Nam HH, Washington A, Butt M, Maczuga S, Guck D, Yanosky JD, Helm MF. The prevalence and geographic distribution of sarcoidosis in the United States. JAAD international. 2022 Dec 1;9:30-2. 16. Sangani R, Bosch NA, Govender P, Scarpato B, Walkey AJ, Newman J, Law AC, Gillmeyer KR, Shankar DA. Sarcoidosis treatment patterns in the United States: 2016-2022. Chest. 2025 Apr 1;167(4):1099-106. 17. ANI primary market research 2023 18. El Jammal T, Jamilloux Y, Gerfaud-Valentin M, Valeyre D, Sève P. Refractory sarcoidosis: a review. Therapeutics and clinical risk management. 2020 Apr 17:323-45. 19. Mahmood K, Butt NI, Ashfaq F, Younus R. Refractory Sarcoidosis. Journal of Ayub Medical College Abbottabad. 2023 Jul 9;35(3):479-81. Nephrotic Syndrome 20. Evaluate Pharma, Evaluate Epi USA Population Insight 21. Bensimhon AR, Williams AE, Gbadegesin RA. Treatment of steroid-resistant nephrotic syndrome in the genomic era. Pediatric nephrology. 2019 Nov;34(11):2279-93. / 22. Ghedira-Besbes L, Mallek A, Guediche MN. Idiopathic nephrotic syndrome in children: report of 57 cases. La Tunisie Medicale. 2003 Sep 1;81(9):702-8.

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